THIRD QUARTER REPORT
SEPTEMBER 30, 1999









                                 ------------
                                   STRATTON
                                 MUTUAL FUNDS
                                 ------------
                          Stability.Strategy.Success

                                                            [LOGO OF FIRST DATA]

DEAR FELLOW SHAREHOLDER:

The economy remains very strong, probably too strong for the comfort of the Federal Reserve. We think the greatest risk factors to the economy are the short supply of labor and the rapidly rising cost of energy. Inflation, which has been very benign for the last several years will become a major issue in the next twelve months. We think it will force the Fed to a more aggressive policy, which would clearly have an impact on the level of stock prices and the stock market leadership. Corporations have been producing record free cash flows and high returns on equity. This is the primary "bull" case for today's record levels of stock valuations for the S&P 500. A large part of this free cash flow in finding its way into corporate buybacks and cash tender offers for other companies.

In 1998, the Fed reduced interest rates by 25 basis points three times in an attempt to pump liquidity into the global financial system and stave off a worldwide financial crisis produced by the Pacific recession. They took back two of those rate changes with increases of 25 basis points in June of 1999 and again in August. At the October 5 meeting, the Fed held interest rates constant postponing the third increase until at least the mid-November meeting. We believe that the Fed will not make any rate changes around year end allowing the economy and the financial markets freedom to deal with Y2K without any short-term distractions from the Federal Reserve.

The valuation dichotomy in the stock market continues. Technology is driving this market and then there is everything else. In the S&P 500, technology was up 30% in the first nine months; consumer staples, transportation, healthcare, financials and utilities were all down from 5% to 10%. Individual stock volatility has grown excessive as many large capitalization stocks swing dramatically within a matter of a few days. Excessive day-trading is unhealthy when coupled with overvaluations in popular sectors. Despite all this, the broad market remains fairly valued. Fairly valued stocks are still the best long-term game in town.

Our portfolios of all three Funds continue to sell at substantial discounts to the price earnings ratios of the S&P 500. They would benefit from a redirection of investor attention away from the "nifty-fifty" of the S&P 500. We believe that a broadening of the market is a necessary and healthy step to refocus investors to other equity sectors and away from a limited number of overpriced, very large capitalization issues.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                       Chairman
November 4, 1999

STRATTON GROWTH FUND
--------------------------------------------------------------------------------

The third quarter of 1999, was a difficult one for the entire stock market with the S&P 500 declining by 6.6%. Many of the basic value groups declined by more than that; our worst performing group were the financials, which were off 15.6%, during that quarter. This took place in the anxiety producing environment of two interest rate increases by the Federal Reserve and the strong probability of a third increase coming in November.

After the end of the quarter, Congress completed its work on HR10, a bill that would permit mergers and acquisitions between the banking, securities brokerage, and insurance industries. This bill is currently in conference committee with the strong expectation that the President will sign it shortly. As a result, all financial stocks rebounded sharply in October, most notably the life insurance companies which are viewed as logical targets for acquisition by the big banks.

During the quarter, we made relatively few changes in the portfolio and only one new addition. We purchased shares of Xerox, a leading manufacturer and distributor of office copying equipment. The stock had sold off sharply as a result of disappointing earnings in the current period. Over the long-term, we believe the fundamentals of this industry leader remain intact and this was an opportunity to buy a dominant global corporation with a strong technology competence at a severely depressed price.

Our basic weightings in industries remain unchanged. Banks and financials remain the largest industry group with 20.2%, followed by insurance with 16.4%, and consumer durables such as autos and home building with 10.9%. Our turnover ratio was 28.2%, which would give us a 38% annualized rate. Expenses remain at a relatively low level of 1.10%.

On September 30, 1999, the total net assets were $49,311,050 and the net asset value per share was $29.05.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Growth Fund with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]
9/30/99 $206,694
Total Value of Investment

                      Average Annual Total Return
                      for the period ended 9/30/99
                     1 year................... + 1.88%
                     5 year................... +15.33
                    10 year................... +11.40
                    15 year................... +12.64
                    20 year................... +12.94
                    25 year................... +14.40


                Value of Shares
                Acquired Through        Value of Shares
                   Reinvestment         Acquired Through
                of Capital Gains        Reinvestment of          Total Value of
                  Distributions         Income Dividends         Original Shares
9/30/72               10,000                     45                       -
73-74                  7,630                     43                       -
75-76                 11,280                    458                       -
77-78                 14,155                  1,217                       -
79-80                 14,597                  2,147                       -
81-82                 17,299                  3,703                       -
83-84                 24,755                  6,347                       -
85-86                 38,310                 10,805                   3,857
87-88                 30,774                 11,062                  10,945
89-90                 31,059                 14,859                  22,901
91-92                 32,464                 21,871                  27,527
93-94                 32,622                 26,652                  35,156
95-96                 42,938                 41,919                  60,327
5/31/96-12/31/96*     42,654                 44,981                  66,844
12/31/97              98,447                 58,992                  52,749
12/31/98             116,451                 63,997                  53,823
9/30/99              105,066                 55,735                  45,893
*Prior to 12/31/96, SGF had a fiscal year-end of 5/31.
Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Growth Fund

                           September 30, 1999 June 30, 1999
-----------------------------------------------------------
Total Net Assets              $49,311,050      $60,238,864
-----------------------------------------------------------
Net Asset Value Per Share          $29.05           $33.01
-----------------------------------------------------------
Shares Outstanding              1,697,416        1,824,891
-----------------------------------------------------------
Number of Shareholders              1,251            1,310
-----------------------------------------------------------
Average Size Account              $39,417          $45,984
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings         Eliminated Holdings
-----------------------------------------------
Xerox Corp. (3.0%*)  Bank One Corp.
                     Carpenter Technology Corp.
                     Dun & Bradstreet Corp.
                     Harris Corp.

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                Market Value Percent of TNA
-----------------------------------------------------------
American General Corp.          $ 3,159,375        6.4%
-----------------------------------------------------------
American Express Co.              2,961,750        6.0
-----------------------------------------------------------
Commerce Bancorp, Inc. (NJ)       2,916,745        5.9
-----------------------------------------------------------
Pitney Bowes, Inc.                2,437,500        4.9
-----------------------------------------------------------
First Union Corp.                 2,340,439        4.7
-----------------------------------------------------------
C&D Technologies, Inc.            2,138,806        4.3
-----------------------------------------------------------
PNC Bank Corp.                    2,107,500        4.3
-----------------------------------------------------------
Anheuser-Busch Companies, Inc.    2,101,875        4.3
-----------------------------------------------------------
Baxter International, Inc.        1,807,500        3.7
-----------------------------------------------------------
Ford Motor Co.                    1,756,563        3.6
-----------------------------------------------------------
                                $23,728,053       48.1%
-----------------------------------------------------------

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------


The third quarter of 1999 provided no relief from the REIT sector's bear market, as the Morgan Stanley REIT Index fell -8.1% and Stratton Monthly Dividend REIT Shares fell -7.0%. Year-to-date the Index stands at -3.8%, while the Fund is off -2.6%. Our relative outperformance points to the stability of the portfolio, but, on an absolute basis, it does not provide any consolation to us as the Fund's advisor nor to you the shareholder.

As we have mentioned previously, the mania that has driven the S&P 500 stock valuations is unprecedented. The dividend yield/total return story that REITs offer has not excited the average equity investor. Several issues continue to put downward pressure on REIT stock prices: 1) Outflows from REIT dedicated funds and Unit Investment Trusts, as REIT shares are sold to raise cash to satisfy redemption requests, 2) Year-end tax-loss selling from investors re-balancing their portfolios, 3) A reversion of earnings growth rates from the unprecedented levels of 1996 and 1997 to rates more in line with historical REIT averages, and 4) General negative sentiment toward REITs relative to trendier sectors of the market.

However, from an historical standpoint the current fundamentals of the industry appear to be better positioned than they were in past down cycles. Earnings per share growth, while slowing from the unusually high rates of the mid-90's, still remains strong. For stocks in the SMDS portfolio, the average earnings growth rate for 1999 is expected to be between 8% and 10%. The earnings growth rate for the stocks in the S&P 500 is slightly higher at 12%. Yet the price/earnings ratio for the average REIT is 8.5 times this year's earnings vs. a ratio of 30 times for the S&P 500. Dividend payout ratios are more conservative than in the past, allowing for uninterrupted dividend payments during down periods. In fact, there should be, on average, more dividend increases than decreases in the future. Analyst coverage and scrutiny of REIT operations and financial statements is higher than ever before. Senior management of these companies is of a much higher caliber than in previous years, and interests of senior management and shareholders are much more closely aligned.

We are confident that our portfolio will continue to deliver consistent, high-yielding, dividend income. We are also confident that this sector of the market will recover. What is important for investors to keep in mind is that REITs should have a place in a well-diversified investment program, and that long-term exposure to real estate investing can provide both stability and high income to an investor's portfolio.

On September 30, 1999, the total net assets were $68,035,261 and the net asset value per share was $22.74.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]
                          Average Annual Total Return
                          for the period ended 9/30/99
                         1 year................. -  5.71%
                         5 year................. +  6.42
                        10 year................. +  6.24
                        15 year................. +  8.94


                                                9/30/99 $60,269
                                           Total Value of Investment

                    Value of Shares
                    Acquired Through      Value of Shares
                    Reinvestment          Acquired Through
                    of Capital Gains      Reinvestment of       Total Value of
                    Distributions         Income Dividends      Original Shares

                        9,113                     583
  81                    9,113                     583                  $     -
  82                    9,354                   1,641                        -
  83                   10,808                   3,107                        -
  84                   10,667                   4,379                        -
  85                   11,795                   6,627                        -
  86                   14,604                  10,328                        -
  87                   16,320                  13,744                      503
  88                   13,181                  13,041                    1,043
  89                   12,824                  15,044                    1,015
  90                   12,861                  17,513                    1,018
  91                   12,084                  19,388                      956
  92                   14,609                  26,570                    1,156
  93                   15,701                  31,818                    1,242
  94                   15,060                  33,590                    1,192
  95                   13,039                  32,499                    1,032
  96                   14,383                  39,890                    1,138
  1/31/96-12/31/96*    14,399                  43,821                    1,139
  12/31/97             15,879                  52,959                    1,257
  12/31/98             13,008                  47,819                    1,029
  9/30/99              11,937                  47,388                      944
            *Prior to 12/31/96, SMDS had a fiscal year-end of 1/31.
            Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                           September 30, 1999 June 30, 1999
-----------------------------------------------------------
Total Net Assets              $68,035,261      $76,394,119
-----------------------------------------------------------
Net Asset Value Per Share          $22.74           $24.94
-----------------------------------------------------------
Shares Outstanding              2,992,020        3,062,694
-----------------------------------------------------------
Number of Shareholders              3,609            3,747
-----------------------------------------------------------
Average Size Account              $18,852          $20,388
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                    Eliminated Holdings
-----------------------------------------------------------------------
ProLogis Trust (2.1%*)          Mid-America Apartment Communities, Inc.
Smith (Charles E.) Residential  Town & Country Trust
 Realty, Inc. (1.5%*)

* Percentage of Total Net Assets.

Ten Largest Holdings September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                              Market Value Percent of TNA
-------------------------------------------------------------------------
Colonial Properties Trust                     $ 3,343,750        4.9%
-------------------------------------------------------------------------
Liberty Property Trust                          3,176,250        4.7
-------------------------------------------------------------------------
Bradley Real Estate, Inc. Conv. Pfd. Class A    3,019,919        4.4
-------------------------------------------------------------------------
Health Care REIT, Inc.                          2,600,000        3.8
-------------------------------------------------------------------------
American Health Properties, Inc.                2,515,625        3.7
-------------------------------------------------------------------------
Glimcher Realty Trust                           2,423,438        3.6
-------------------------------------------------------------------------
Mid-Atlantic Realty Trust                       2,400,625        3.5
-------------------------------------------------------------------------
Gables Residential Trust                        2,400,000        3.5
-------------------------------------------------------------------------
EastGroup Properties, SBI                       2,265,625        3.3
-------------------------------------------------------------------------
FelCor Lodging Trust, Inc.                      2,012,500        3.0
-------------------------------------------------------------------------
                                              $26,157,732       38.4%
-------------------------------------------------------------------------

Special Note--REITs typically have some component of return of capital in their dividend distributions. The exact amount of taxability of dividends is often difficult for these companies to determine until late January. Our auditors then must determine the Fund's own taxability of its distributions before we can send the Fund's 1099DIV Forms to shareholders. This year, like most REIT Funds, SMDS will file an extension with the Internal Revenue Service that will allow for a mailing date after the traditional January 31st deadline. 1099DIV Forms will not be available until early February. We hope that shareholders can plan their tax return filing with this is mind.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------

Small cap stocks declined in the third quarter with value stocks being especially hard hit. Your Fund slightly underperformed for the quarter declining -6.96% versus -6.32% for the Russell 2000 Index. Year-to-date through September 30, 1999, your Fund is down -2.24% versus up 2.38% for the technology-laden index. The Russell 2000 Value Index fell -7.82% in the quarter and is down -2.98% year-to-date. While our long-term performance is very strong, the recent spread between value and growth style investment returns has grown to an all time high.

Third quarter performance was helped by continued takeover activity in smaller capitalization names. American Heritage Life was acquired by Allstate and Reliance Bancorp agreed to be acquired by North Fork Bancorporation. We took profits in both of these as well as JeffBanks and Republic Banking, which announced mergers earlier this year. New names to the portfolio include another energy company, Penn Virginia, as well as Deb Shops, National Data, and Oshkosh Truck. We also sold one of our two last remaining REIT holdings, Innkeepers USA Trust, given the poor outlook for the hotel industry.

As a result of this trading activity, our industry allocation will reflect a reduced exposure to community banks. Industrial companies remain our largest weighting at 21.9%, followed by technology at 12.3%, and consumer non-durables at 11.4%. Given the current economic and interest rate environment, we feel we are positioned to perform well relative to our value fund peers.

As we mentioned in last quarter's letter, during this time of growth stock dominance, the Fund's management fee will be reduced until we begin outperforming the Russell 2000 again. As a result of this fee reduction, the annualized expense ratio has dropped to 1.27%. Shareholders should also be aware that the Fund does not anticipate paying any capital gains distributions this December.

On September 30, 1999, the total net assets were $38,913,516 and the net asset value per share was $19.66.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Yield Fund with all dividend income and capital gains distributions reinvested.

                                    [GRAPH]
Average Annual Total Return
for the period ended 9/30/99
1 year.................. +  6.61%
3 year.................. + 11.10
5 year.................. + 12.38
Since Inception
(4/12/93)............... + 10.65

                                9/30/99 $20,709
                                Total Value of Investment
                 Value of Shares
                Acquired Through        Value of Shares
                   Reinvestment         Acquired Through
                of Capital Gains        Reinvestment of          Total Value of
                  Distributions         Income Dividends         Original Shares
4/12/93             10,000                        -                       -
4-93                10,000                        -                       -
3/31/94             10,376                      158                       -
3/31/95             10,352                      402                       -
3/31/96             12,780                      789                       -
3/31/96-12/31/96*   13,432                    1,067                     813
12/31/97            17,976                    1,633                   2,190
12/31/98            16,088                    1,626                   1,995
9/30/99             15,728                    1,590                   1,950
*Prior to 12/31/96, SSCY had a fiscal year-end of 3/31.
Past performance is not predictive of future performance.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                           September 30, 1999 June 30, 1999
-----------------------------------------------------------
Total Net Assets              $38,913,516      $43,903,260
-----------------------------------------------------------
Net Asset Value Per Share          $19.66           $21.13
-----------------------------------------------------------
Shares Outstanding              1,979,384        2,077,673
-----------------------------------------------------------
Number of Shareholders              1,426            1,502
-----------------------------------------------------------
Average Size Account              $27,289          $29,230
-----------------------------------------------------------

Portfolio Changes For the Quarter Ended September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

New Holdings                         Eliminated Holdings
----------------------------------------------------------------------------
Conning Corp. (0.1%*)                American Heritage Life Investment Corp.
Deb Shops, Inc. (1.5%*)              Innkeepers USA Trust
National Data Corp. (2.0%*)          JeffBanks, Inc.
Oshkosh Truck Corp. Class B (2.1%*)  Kansas City Life Insurance Co.
Penn Virginia Corp. (2.1%*)          LabOne, Inc.
                                     MTS Systems Corp.
                                     New England Business Service, Inc.
                                     Ocean Financial Corp.
                                     Reliance Bancorp, Inc.
                                     Republic Banking Corp. of Florida
                                     Rollins Truck Leasing Corp.
* Percentage of Total Net Assets.    Simpson Industries, Inc.

Ten Largest Holdings September 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                       Market Value Percent of TNA
------------------------------------------------------------------
Florida Rock Industries, Inc.          $  1,390,000       3.6%
------------------------------------------------------------------
Primex Technologies, Inc.                 1,382,500       3.5
------------------------------------------------------------------
LSI Industries, Inc.                      1,372,500       3.5
------------------------------------------------------------------
Eaton Vance Corp.                         1,280,000       3.3
------------------------------------------------------------------
Quixote Corp.                             1,275,000       3.3
------------------------------------------------------------------
A.O. Smith Corp.                          1,270,500       3.3
------------------------------------------------------------------
Morrison Management Specialists, Inc.     1,179,000       3.0
------------------------------------------------------------------
Shared Medical Systems Corp.              1,168,750       3.0
------------------------------------------------------------------
True North Communications, Inc.           1,091,250       2.8
------------------------------------------------------------------
Riviana Foods, Inc. (DE)                  1,058,750       2.7
------------------------------------------------------------------
                                       $ 12,468,250      32.0%
------------------------------------------------------------------

STRATTON GROWTH FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

What is the investment philosophy used in managing the Fund?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

Why are dividend paying companies so important to the Fund's portfolio?

Stocks of companies that pay above average dividends tend to be less volatile than companies that do not distribute dividends to shareholders. Though stock prices do vary over time, dividend payouts tend to be very consistent. We find that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Steady, stable growth of principal and dividend income is what SGF hopes to achieve.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 35 companies are held.

 . By combining high dividend yield and underlying low price volatility (Beta), SGF should have the potential to produce good relative performance in up markets and above average relative performance in down markets.

STRATTON MONTHLY DIVIDEND REIT SHARES
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. In order to achieve these goals, the Fund invests substantially all of its assets in common stock and other equity securities of real estate investment trusts.

What is the investment philosophy used in managing the Fund?

The Fund is managed to provide a high level of monthly income to its shareholders and, therefore, looks for companies that have strong dividend payouts. Currently, 80% or more of the Fund is invested in high dividend paying REITs. There are several types of real estate properties that are owned by REITs, including multifamily apartment complexes, health care facilities, shopping centers, regional malls, office centers, hotels, and industrial buildings. The portfolio is diversified across several sectors within the REIT industry.

Why are dividend paying companies so important to the Fund's portfolio?

Current income is paramount for the SMDS portfolio. The Fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. REITs must distribute 95% of their net investment income, so, as the earnings of these companies grow, increases in dividends should follow.

What are the primary investment characteristics of the portfolio?

 . The portfolio is comprised of high dividend paying securities.

 . Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

There are risks involved with any investment. This Fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

STRATTON SMALL-CAP YIELD FUND
--------------------------------------------------------------------------------
What is the Fund's investment objective?

The primary objective of SSCY is to achieve both dividend income and capital appreciation. In order to achieve these goals, the Fund invests in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $1 billion and which are outside the S&P 500 Index. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

What is the investment philosophy used in managing the Fund?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the small-cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

Why are dividend paying companies so important to the Fund's portfolio?

Our research has shown that dividends tend to dampen stock price volatility. Small-cap companies that pay dividends tend to have strong financial characteristics since the quarterly dividend payout requires managements to exhibit a high degree of financial discipline. The combination of strong earnings growth and superior earnings stability are crucial elements in meeting SSCY's investment objectives.

What are the primary investment characteristics of the portfolio?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 . Approximately 60 companies are held.

 . By combining high dividend yields and underlying low price volatility (Beta), SSCY seeks to produce good relative performance in up markets and above average relative performance in down markets.

There are risks involved with any investment. This Fund is invested in small-cap stocks which tend to have a higher degree of market risk than large-cap stocks, due to lack of liquidity and other reasons.

SCHEDULE OF INVESTMENTS September 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Growth Fund

                                                                      Market
                                                          Number of    Value
                                                           Shares    (Note 1)
                                                          --------- -----------
COMMON STOCKS - 95.1%
Banking/Financial - 20.2%
AmSouth Bancorp..........................................    20,000 $   468,750
Comerica, Inc. ..........................................    22,500   1,139,062
Commerce Bancorp, Inc. (NJ)..............................    70,283   2,916,745
First Union Corp. .......................................    65,812   2,340,439
PNC Bank Corp. ..........................................    40,000   2,107,500
Summit Bancorp, Inc. ....................................    30,000     973,125
                                                                    -----------
                                                                      9,945,621
                                                                    -----------
Business Services - 8.6%
Diebold, Inc. ...........................................    30,000     693,750
Gallagher (Arthur J.) & Co. .............................    20,900   1,112,925
Pitney Bowes, Inc. ......................................    40,000   2,437,500
                                                                    -----------
                                                                      4,244,175
                                                                    -----------
Capital Goods - 5.3%
Briggs & Stratton Corp. .................................    20,000   1,167,500
Xerox Corp. .............................................    35,000   1,467,813
                                                                    -----------
                                                                      2,635,313
                                                                    -----------
Consumer Durables - 10.9%
Armstrong World Industries, Inc. ........................    32,000   1,438,000
Delphi Automotive Systems Corp. .........................    75,860   1,218,501
Ford Motor Co. ..........................................    35,000   1,756,563
General Motors Corp. ....................................    15,000     944,062
                                                                    -----------
                                                                      5,357,126
                                                                    -----------
Consumer Non-Durables - 8.1%
Anheuser-Busch Companies, Inc. ..........................    30,000   2,101,875
Heinz (H.J.) Co. ........................................    10,000     430,000
Kimberly-Clark Corp. ....................................    28,000   1,470,000
                                                                    -----------
                                                                      4,001,875
                                                                    -----------
Consumer Services - 7.5%
American Express Co. ....................................    22,000   2,961,750
H&R Block, Inc. .........................................    17,000     738,437
                                                                    -----------
                                                                      3,700,187
                                                                    -----------
Health Care - 10.7%
American Home Products Corp. ............................    35,000   1,452,500
Baxter International, Inc. ..............................    30,000   1,807,500
Mallinckrodt, Inc. ......................................    20,000     603,750
Shared Medical Systems Corp. ............................    30,000   1,402,500
                                                                    -----------
                                                                      5,266,250
                                                                    -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Industrial - 4.3%
C&D Technologies, Inc. .................................     58,900 $ 2,138,806
                                                                    -----------
Insurance/Services - 16.4%
American General Corp. .................................     50,000   3,159,375
Aon Corp. ..............................................     33,750     997,734
Jefferson-Pilot Corp. ..................................     12,500     789,844
Lincoln National Corp. .................................     20,000     751,250
ReliaStar Financial Corp. ..............................     20,000     665,000
Unitrin, Inc. ..........................................     50,000   1,737,500
                                                                    -----------
                                                                      8,100,703
                                                                    -----------
Retailing - 3.1%
The Limited, Inc. ......................................     40,000   1,530,000
                                                                    -----------
Total Common Stocks
 (cost $31,453,273).....................................             46,920,056
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 4.5%
Chevron USA, Inc.
 5.20%, due 10/05/99
 (cost $2,198,729)...................................... $2,200,000   2,198,729
                                                                    -----------
Total Investments - 99.6%
 (cost $33,652,002*)....................................             49,118,785
Cash and Other Assets
 Less Liabilities - 0.4%................................                192,265
                                                                    -----------
NET ASSETS - 100.0%.....................................            $49,311,050
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $33,652,002; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $16,824,963
Gross unrealized depreciation......................................  (1,358,180)
                                                                    -----------
 Net unrealized appreciation....................................... $15,466,783
                                                                    ===========

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

                                                                       Market
                                                           Number of    Value
                                                            Shares    (Note 1)
                                                           --------- -----------
COMMON STOCKS - 87.8%
Apartments - 12.1%
Cornerstone Realty Income
 Trust, Inc. .............................................   130,000 $ 1,170,000
Gables Residential Trust..................................   100,000   2,400,000
Home Properties of New York, Inc. ........................    70,000   1,868,125
Smith (Charles E.) Residential
 Realty, Inc. ............................................    30,000   1,025,625
Walden Residential Properties, Inc. ......................    80,000   1,745,000
                                                                     -----------
                                                                       8,208,750
                                                                     -----------
Diversified - 13.0%
Colonial Properties Trust.................................   125,000   3,343,750
EastGroup Properties, SBI.................................   125,000   2,265,625
Meditrust Corp. ..........................................   180,000   1,530,000
Pacific Gulf Properties, Inc. ............................    85,000   1,694,687
                                                                     -----------
                                                                       8,834,062
                                                                     -----------
Health Care - 10.4%
American Health Properties, Inc. .........................   125,000   2,515,625
Health Care REIT, Inc. ...................................   130,000   2,600,000
HRPT Properties Trust ....................................    90,000   1,046,250
LTC Properties, Inc. .....................................    85,000     903,125
                                                                     -----------
                                                                       7,065,000
                                                                     -----------
Lodging - 16.1%
Equity Inns, Inc. ........................................   190,000   1,615,000
FelCor Lodging Trust, Inc. ...............................   115,000   2,012,500
Hospitality Properties Trust..............................    60,000   1,323,750
Innkeepers USA Trust......................................   200,000   1,662,500
Jameson Inns, Inc. .......................................   160,000   1,380,000
RFS Hotel Investors, Inc. ................................   125,000   1,437,500
Winston Hotels, Inc. .....................................   175,000   1,553,125
                                                                     -----------
                                                                      10,984,375
                                                                     -----------
Net Lease - 3.6%
Franchise Finance Corp. of America........................    65,000   1,519,375
TriNet Corporate Realty Trust, Inc. ......................    40,000     952,500
                                                                     -----------
                                                                       2,471,875
                                                                     -----------
Office/Industrial - 13.3%
First Industrial Realty Trust, Inc. ......................    60,000   1,485,000
Liberty Property Trust....................................   140,000   3,176,250
Mack-Cali Realty Corp. ...................................    55,000   1,474,687
ProLogis Trust............................................    75,000   1,415,625
SL Green Realty Corp. ....................................    75,000   1,537,500
                                                                     -----------
                                                                       9,089,062
                                                                     -----------

                                                                      Market
                                                         Number of     Value
                                                           Shares    (Note 1)
                                                         ---------- -----------
Outlet Centers - 3.8%
Mills Corp. ............................................     68,700 $ 1,223,719
Tanger Factory Outlet Centers, Inc. ....................     58,700   1,339,094
                                                                    -----------
                                                                      2,562,813
                                                                    -----------
Regional Malls - 3.6%
Glimcher Realty Trust...................................    165,000   2,423,438
                                                                    -----------
Shopping Centers - 11.9%
Developers Diversified Realty Corp......................     80,000   1,120,000
IRT Property Co.........................................    166,000   1,494,000
Mid-Atlantic Reatly Trust...............................    230,000   2,400,625
New Plan Excel Realty Trust, Inc........................    108,000   1,923,750
Western Properties Trust................................    110,000   1,196,250
                                                                    -----------
                                                                      8,134,625
                                                                    -----------
Total Common Stocks
 (cost $68,997,626).....................................             59,774,000
                                                                    -----------
PREFERRED STOCKS - 6.1%
Bradley Real Estate, Inc.
 Conv. Preferred Class A................................    132,380   3,019,919
Kimco Realty Corp. - Depositary Shares Class D..........     50,000   1,115,625
                                                                    -----------
Total Preferred Stocks
 (cost $4,368,815)......................................              4,135,544
                                                                    -----------
                                                         Principal
                                                           Amount
                                                         ----------
SHORT-TERM NOTES - 4.6%
American Express Credit Corp.
 5.13%, due 10/01/99.................................... $  642,000     642,000
American Express Credit Corp.
 5.34%, due 10/04/99....................................  1,498,000   1,497,333
American Express Credit Corp.
 5.30%, due 10/05/99....................................    970,000     969,429
                                                                    -----------
Total Short-Term Notes
 (cost $3,108,762)......................................              3,108,762
                                                                    -----------
Total Investments - 98.5%
 (cost $76,475,203*)....................................             67,018,306
Cash and Other Assets
 Less Liabilities - 1.5%................................              1,016,955
                                                                    -----------
NET ASSETS - 100.0%.....................................            $68,035,261
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $76,475,203; and net unrealized depreciation is as follows:

Gross unrealized appreciation.................................... $  1,416,888
Gross unrealized depreciation....................................  (10,873,785)
                                                                  ------------
 Net unrealized depreciation..................................... $ (9,456,897)
                                                                  ============

                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS September 30, 1999 (unaudited)
--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                       Market
                                                           Number of    Value
                                                            Shares    (Note 1)
                                                           --------- -----------
COMMON STOCKS - 96.7%
Banking/Financial - 18.1%
American Bank of Connecticut..............................   22,000  $   479,875
Colonial BancGroup, Inc. .................................   40,000      447,500
Commerce Bancorp, Inc. (NJ)...............................   20,671      857,846
Community Bank Systems, Inc. .............................   17,000      465,375
Conning Corp. ............................................    4,800       55,200
Dain Rauscher Corp. ......................................   19,000      931,000
Eaton Vance Corp. ........................................   40,000    1,280,000
First Essex Bancorp, Inc. ................................   30,000      474,375
First Financial Holdings, Inc. ...........................   18,000      311,625
Medford Bancorp, Inc. ....................................   26,000      399,750
Southwest Securities Group, Inc. .........................   15,620      421,740
United Bankshares, Inc. ..................................   20,000      486,250
Webster Financial Corp. ..................................   16,632      424,116
                                                                     -----------
                                                                       7,034,652
                                                                     -----------
Business Services - 7.6%
AAR Corp. ................................................   50,000      900,000
Primesource Corp. ........................................   90,000      523,125
Schawk, Inc. .............................................   44,300      431,925
True North Communications, Inc. ..........................   30,000    1,091,250
                                                                     -----------
                                                                       2,946,300
                                                                     -----------
Chemicals - 4.0%
Kimball International Class B.............................   10,000      192,500
Primex Technologies, Inc. ................................   70,000    1,382,500
                                                                     -----------
                                                                       1,575,000
                                                                     -----------
Consumer Durables - 4.4%
Callaway Golf Co. ........................................   30,500      371,719
La-Z-Boy, Inc. ...........................................   25,000      476,563
Polaris Industries, Inc. .................................   25,000      865,625
                                                                     -----------
                                                                       1,713,907
                                                                     -----------
Consumer Non-Durables - 11.4%
Deb Shops, Inc. ..........................................   30,000      585,000
Glatfelter (P.H.) Co. ....................................   20,000      328,750
International Multifoods Corp. ...........................   45,000    1,035,000
Riviana Foods, Inc. (DE)..................................   55,000    1,058,750
Tasty Baking Co. .........................................   34,375      399,609
Velcro Industries, N.V. ..................................   76,000    1,035,500
                                                                     -----------
                                                                       4,442,609
                                                                     -----------

                                                                       Market
                                                           Number of    Value
                                                            Shares    (Note 1)
                                                           --------- -----------
Energy - 5.6%
Mitchell Energy & Development Corp. Class B...............   30,000  $   705,000
Penn Virginia Corp. ......................................   40,000      830,000
Tidewater, Inc. ..........................................   25,000      637,500
                                                                     -----------
                                                                       2,172,500
                                                                     -----------
Health Care - 7.4%
Diagnostic Products Corp. ................................   20,000      536,250
Morrison Management
 Specialists, Inc. .......................................   52,400    1,179,000
Shared Medical Systems Corp. .............................   25,000    1,168,750
                                                                     -----------
                                                                       2,884,000
                                                                     -----------
Industrial - 21.9%
A.O. Smith Corp. .........................................   42,000    1,270,500
Commercial Intertech Corp. ...............................   70,000      844,375
Florida Rock Industries, Inc. ............................   40,000    1,390,000
GenCorp, Inc. ............................................   15,000      274,687
Greenbrier Companies, Inc. ...............................   73,000      807,563
Hughes Supply, Inc. ......................................   30,000      652,500
LSI Industries, Inc. .....................................   60,000    1,372,500
Oshkosh Truck Corp. Class B...............................   30,000      798,750
Republic Group, Inc. .....................................   45,000      627,188
TB Wood's Corp. ..........................................   51,600      503,100
                                                                     -----------
                                                                       8,541,163
                                                                     -----------
Insurance/Services - 3.3%
Blanch (E.W.) Holdings, Inc. .............................   13,000      846,625
Donegal Group, Inc. ......................................   61,299      425,262
                                                                     -----------
                                                                       1,271,887
                                                                     -----------
Real Estate - 0.7%
Pacific Gulf Properties, Inc. ............................   13,000      259,187
                                                                     -----------
Technology - 12.3%
Analysts International Corp. .............................   49,000      508,375
Bel Fuse, Inc. Class B....................................   30,000      896,250
National Data Corp. ......................................   30,000      780,000
Quixote Corp. ............................................   85,000    1,275,000
Superior TeleCom, Inc. ...................................   20,000      278,750
Technitrol, Inc. .........................................   30,000    1,057,500
                                                                     -----------
                                                                       4,795,875
                                                                     -----------
Total Common Stocks
 (cost $32,803,576).......................................            37,637,080
                                                                     -----------

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

                                                                      Market
                                                        Principal     Value
                                                          Amount     (Note 1)
                                                        ---------- ------------
SHORT-TERM NOTES - 3.0%
American Express Credit Corp.
 5.34%, due 10/04/99
 (cost $1,149,488)..................................... $1,150,000 $  1,149,488
                                                                   ------------
Total Investments - 99.7%
 (cost $33,953,064*)...................................              38,786,568
Cash and Other Assets Less
 Liabilities - 0.3%....................................                 126,948
                                                                   ------------
NET ASSETS - 100.0%....................................            $ 38,913,516
                                                                   ============

--------
* Aggregate cost for federal income tax purposes is $33,953,064; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 7,854,737
Gross unrealized depreciation......................................  (3,021,233)
                                                                    -----------
 Net unrealized appreciation....................................... $ 4,833,504
                                                                    ===========

                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 1999 (unaudited)

                                               SGF        SMDS         SSCY
                                           ----------- -----------  -----------
ASSETS:
  Investments in securities at value (cost
   $33,652,002, $76,475,203, and
   $33,953,064, respectively) (Note 1).... $49,118,785 $67,018,306  $38,786,568
  Cash....................................     161,007       1,297      127,877
  Dividends and interest receivable.......      64,830     604,530       57,487
  Receivable for shares sold..............         --          106          --
  Receivable for securities sold..........         --      458,985          --
                                           ----------- -----------  -----------
    Total Assets..........................  49,344,622  68,083,224   38,971,932
                                           ----------- -----------  -----------
LIABILITIES:
  Accrued expenses and other liabilities..      27,572      47,963       58,416
  Payable for shares redeemed.............       6,000         --           --
                                           ----------- -----------  -----------
    Total Liabilities.....................      33,572      47,963       58,416
                                           ----------- -----------  -----------
NET ASSETS:
  Applicable to 1,697,416, 2,992,020, and
   1,979,384 shares outstanding,
   respectively/1/ ....................... $49,311,050 $68,035,261  $38,913,516
                                           =========== ===========  ===========
  Net asset value, offering and redemption
   price per share........................ $     29.05 $     22.74  $     19.66
                                           =========== ===========  ===========
SOURCE OF NET ASSETS:
  Paid-in capital......................... $31,270,298 $92,884,277  $33,247,806
  Undistributed net investment income.....     197,398     127,772      336,902
  Accumulated net realized gain (loss) on
   investments............................   2,376,571 (15,519,891)     495,304
  Net unrealized appreciation
   (depreciation) of investments..........  15,466,783  (9,456,897)   4,833,504
                                           ----------- -----------  -----------
    Net Assets............................ $49,311,050 $68,035,261  $38,913,516
                                           =========== ===========  ===========

--------
/1/SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 200,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Nine Months Ended September 30, 1999 (unaudited)

                                             SGF         SMDS         SSCY
                                         -----------  -----------  -----------
INCOME:
  Dividends............................. $   937,594  $ 5,070,577  $   666,424
  Interest..............................      84,555      146,785       48,176
                                         -----------  -----------  -----------
    Total Income........................   1,022,149    5,217,362      714,600
                                         -----------  -----------  -----------
EXPENSES:
  Accounting/Pricing services fees......      24,507       26,547       26,061
  Administration services fees..........      25,516       31,255       20,666
  Advisory fees (Note 2)................     320,550      337,110      204,324
  Audit fees............................      15,483       17,568       15,400
  Custodian fees........................      12,799       17,956       16,262
  Directors' fees.......................      11,587       14,921        8,115
  Legal fees............................       6,431        8,880        5,692
  Miscellaneous fees....................       5,504        7,327        5,797
  Printing and postage fees.............      17,127       27,200       16,750
  Registration fees.....................      19,563       18,065       22,000
  Shareholder services fees.............      25,720       81,763       35,427
  Taxes other than income taxes.........       3,375        4,225        2,600
                                         -----------  -----------  -----------
    Total Expenses......................     488,162      592,817      379,094
                                         -----------  -----------  -----------
      Net Investment Income.............     533,987    4,624,545      335,506
                                         -----------  -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on
   investments..........................   2,407,660   (2,340,725)   1,654,457
  Net decrease in unrealized
   appreciation on investments..........  (9,682,004)  (4,208,941)  (2,714,413)
                                         -----------  -----------  -----------
  Net loss on investments...............  (7,274,344)  (6,549,666)  (1,059,956)
                                         -----------  -----------  -----------
    Net decrease in net assets resulting
     from operations.................... $(6,740,357) $(1,925,121) $  (724,450)
                                         ===========  ===========  ===========

                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                    SGF                         SMDS
                         --------------------------  ---------------------------
                         9 Months Ended Year Ended   9 Months Ended  Year Ended
                           09/30/99*     12/31/98      09/30/99*      12/31/98
                         -------------- -----------  -------------- ------------
OPERATIONS:
 Net investment income..  $    533,987  $   998,604   $  4,624,545  $  5,360,764
 Net realized gain
  (loss) on
  investments...........     2,407,660    4,896,340     (2,340,725)    3,596,392
 Net increase (decrease)
  in unrealized
  appreciation of
  investments...........    (9,682,004)     687,299     (4,208,941)  (19,590,880)
                          ------------  -----------   ------------  ------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (6,740,357)   6,582,243     (1,925,121)  (10,633,724)
                          ------------  -----------   ------------  ------------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
  income ($0.19 and
  $0.59 per share,
  respectively, for SGF,
  $1.44 and $1.65,
  respectively,
  for SMDS).............      (336,589)  (1,034,331)    (4,496,773)   (5,360,764)
 From realized gains on
  investments ($0.94 and
  $2.43 per share,
  respectively, for
  SGF)..................    (1,667,008)  (4,304,696)           --            --
 In excess of net
  investment income
  ($0.00 and $0.40 per
  share
  for SMDS).............           --           --             --     (1,299,867)
CAPITAL SHARE
 TRANSACTIONS:/2/           (5,268,169)   1,902,474     (5,479,147)   (4,725,567)
                          ------------  -----------   ------------  ------------
 Total increase
  (decrease) in net
  assets................   (14,012,123)   3,145,690    (11,901,041)  (22,019,922)
NET ASSETS:
 Beginning of period....    63,323,173   60,177,483     79,936,302   101,956,224
                          ------------  -----------   ------------  ------------
 End of period
  (including
  undistributed net
  investment income of
  $197,398 and $0,
  respectively, for SGF,
  and $127,772 and $0,
  respectively, for
  SMDS).................  $ 49,311,050  $63,323,173   $ 68,035,261  $ 79,936,302
                          ============  ===========   ============  ============

                                                               SSCY
                                                    --------------------------
                                                    9 Months Ended Year Ended
                                                      09/30/99*     12/31/98
                                                    -------------- -----------
OPERATIONS:
 Net investment income.............................  $   335,506   $   388,213
 Net realized gain (loss) on investments...........    1,654,457    (1,159,153)
 Net decrease in unrealized appreciation of
  investments......................................   (2,714,413)   (4,996,458)
                                                     -----------   -----------
 Net decrease in net assets resulting from
  operations.......................................     (724,450)   (5,767,398)
                                                     -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.00 and $0.18 per
  share, respectively, for SSCY)...................          --       (410,582)
 From realized gains on investments ($0.00 and
  $0.04 per share, respectively, for SSCY).........          --        (96,899)
CAPITAL SHARE TRANSACTIONS:/2/                        (3,151,339)    9,687,236
                                                     -----------   -----------
 Total increase (decrease) in net assets...........   (3,875,789)    3,412,357
NET ASSETS:
 Beginning of period...............................   42,789,305    39,376,948
                                                     -----------   -----------
 End of period (including undistributed net
  investment income of $336,902 and $1,396,
  respectively, for SSCY)..........................  $38,913,516   $42,789,305
                                                     ===========   ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

/2/A summary of capital share transactions follows:

                                                  SGF
                            ---------------------------------------------------
                            9 Months Ended 09/30/99*     Year Ended 12/31/98
                            --------------------------  -----------------------
                              Shares        Value        Shares       Value
                            --------------------------  ---------  ------------
Shares issued.............     113,199  $    3,781,326    318,761  $ 11,325,835
Shares reinvested from net
 investment income and
 capital gains
 distributions............      54,339       1,767,104    140,694     4,684,002
                            ----------  --------------  ---------  ------------
                               167,538       5,548,430    459,455    16,009,837
Shares redeemed...........    (328,709)    (10,816,599)  (403,301)  (14,107,363)
                            ----------  --------------  ---------  ------------
    Net increase
     (decrease)...........    (161,171) $   (5,268,169)    56,154  $  1,902,474
                            ==========  ==============  =========  ============
                                                  SMDS
                            ---------------------------------------------------
                            9 Months Ended 09/30/99*     Year Ended 12/31/98
                            --------------------------  -----------------------
                              Shares        Value        Shares       Value
                            --------------------------  ---------  ------------
Shares issued.............     174,744  $    4,214,670    373,202  $  9,611,674
Shares reinvested from net
 investment income........     115,503       2,767,501    141,500     3,873,947
                            ----------  --------------  ---------  ------------
                               290,247       6,982,171    514,702    13,485,621
Shares redeemed...........    (523,654)    (12,461,318)  (660,216)  (18,211,188)
                            ----------  --------------  ---------  ------------
    Net decrease..........    (233,407) $   (5,479,147)  (145,514) $ (4,725,567)
                            ==========  ==============  =========  ============
                                                  SSCY
                            ---------------------------------------------------
                            9 Months Ended 09/30/99*     Year Ended 12/31/98
                            --------------------------  -----------------------
                              Shares        Value        Shares       Value
                            --------------------------  ---------  ------------
Shares issued.............     273,859  $    5,162,160  1,071,101  $ 24,120,897
Shares reinvested from net
 investment income and
 capital gains
 distributions............         --              --      18,664       402,242
                            ----------  --------------  ---------  ------------
                               273,859       5,162,160  1,089,765    24,523,139
Shares redeemed...........    (422,674)     (8,313,499)  (713,619)  (14,835,903)
                            ----------  --------------  ---------  ------------
    Net increase
     (decrease)...........    (148,815) $   (3,151,339)   376,146  $  9,687,236
                            ==========  ==============  =========  ============

--------
* Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
September 30, 1999 (unaudited)
Note 1. - Significant Accounting Policies

Stratton Mutual Funds (the "Funds") consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend REIT Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 65% of the Fund's total assets will be in securities of real estate investment trusts.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $13,179,000 of which $7,681,000 expires in 2000, $4,331,000 expires in 2003 and
   $1,167,000 expires in 2005. SSCY

-------------------------------------------------------------------------------
September 30, 1999 (unaudited)

   has a capital loss carryover available to offset future capital gains, if any, of approximately $1,159,000, which expires in 2006.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

Note 2. - During the nine months ended September 30, 1999, the Funds paid advisory fees to Stratton Management Company, (the "Advisor") as follows:
SGF - $320,550; SMDS - $337,110; SSCY - $204,324. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"), a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better

-------------------------------------------------------------------------------
September 30, 1999 (unaudited)

than the Russell 2000, it pays the Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the nine months ended September 30, 1999 caused the advisory fee to decrease by $23,279.

Certain officers and Directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc., was acquired by Investor Services Group. Certain Directors and officers of the Funds are shareholders of FinDaTex, Inc.

Pursuant to an agreement between The Bank of New York (the "Custodian"), and Investor Services Group, the Custodian reallows a portion of its custody fees to Investor Services Group for certain services delegated to Investor Services Group. The amount is not readily determinable. First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

Note 3. - Purchases and sales of investment securities, excluding short-term notes, for the nine months ended September 30, 1999 were as follows:

                                                 SGF        SMDS        SSCY
                                             ----------- ----------- -----------
Cost of purchases........................... $15,820,515 $ 8,734,622 $14,023,883
Proceeds of sales...........................  21,417,963  14,370,412  17,735,646

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          9 Months       Year      Year    7 Months       Years Ended May 31,
                            Ended       Ended     Ended     Ended       -------------------------
                          09/30/99*    12/31/98  12/31/97  12/31/96      1996     1995     1994
                          ---------    --------  --------  --------     -------  -------  -------
Net Asset Value,
 Beginning of Period....   $ 34.07     $ 33.39   $ 27.00   $ 27.18      $ 22.35  $ 20.65  $ 20.89
                           -------     -------   -------   -------      -------  -------  -------
  Income From Investment
   Operations
  Net investment
   income...............     0.306       0.570     0.550     0.312        0.556    0.537    0.510
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (4.196)      3.130     8.900     1.298        5.759    2.978    0.665
                           -------     -------   -------   -------      -------  -------  -------
    Total from
     investment
     operations.........    (3.890)      3.700     9.450     1.610        6.315    3.515    1.175
                           -------     -------   -------   -------      -------  -------  -------
  Less Distributions
  Dividends (from net
   investment income)...    (0.190)     (0.590)   (0.540)   (0.580)      (0.540)  (0.540)  (0.510)
  Distributions (from
   capital gains).......    (0.940)     (2.430)   (2.520)   (1.210)      (0.945)  (1.275)  (0.905)
                           -------     -------   -------   -------      -------  -------  -------
    Total
     distributions......    (1.130)     (3.020)   (3.060)   (1.790)      (1.485)  (1.815)  (1.415)
                           -------     -------   -------   -------      -------  -------  -------
Net Asset Value, End of
 Period.................   $ 29.05     $ 34.07   $ 33.39   $ 27.00      $ 27.18  $ 22.35  $ 20.65
                           =======     =======   =======   =======      =======  =======  =======
Total Return............    (11.77%)     11.46%    36.06%     6.40%       29.62%   18.61%    5.92%
Ratios/Supplemental Data
  Net assets, end of
   period
   (in 000's)...........   $49,311     $63,323   $60,177   $44,801      $42,880  $31,719  $25,475
  Ratio of expenses to
   average net assets...      1.10%/1/    1.07%     1.11%     1.17%/1/     1.16%    1.31%    1.34%
  Ratio of net
   investment income to
   average net assets...      1.21%/1/    1.60%     1.87%     2.08%/1/     2.28%    2.70%    2.51%
  Portfolio turnover
   rate.................     28.22%      38.02%    34.40%    20.32%       15.41%   42.54%   49.81%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                             9 Months       Year       Year    11 Months      Years ended January 31,
                               Ended       Ended      Ended      Ended       -----------------------------
                             09/30/99*    12/31/98   12/31/97  12/31/96        1996      1995       1994
                             ---------    --------   --------  ---------     --------  --------   --------
Net Asset Value, Beginning
 of Period..................  $ 24.78     $ 30.25    $  27.43  $  27.40      $  24.84  $  28.69   $  29.91
                              -------     -------    --------  --------      --------  --------   --------
  Income From Investment
   Operations
  Net investment income.....    1.483       1.650       1.540     1.630         1.880     1.940      1.870
  Net gains (losses) on
   securities (both realized
   and unrealized)..........   (2.083)     (5.070)      3.200     0.160         2.600    (3.870)    (1.140)
                              -------     -------    --------  --------      --------  --------   --------
    Total from investment
     operations.............   (0.600)     (3.420)      4.740     1.790         4.480    (1.930)     0.730
                              -------     -------    --------  --------      --------  --------   --------
  Less Distributions
  Dividends (from net
   investment income).......   (1.440)     (1.650)     (1.540)   (1.630)       (1.890)   (1.920)    (1.940)
  Distributions (in excess
   of net investment
   income)..................      --       (0.400)        --     (0.130)       (0.030)      --      (0.010)
  Return of capital.........      --          --       (0.380)      --            --        --         --
                              -------     -------    --------  --------      --------  --------   --------
    Total distributions.....   (1.440)     (2.050)     (1.920)   (1.760)       (1.920)   (1.920)    (1.950)
                              -------     -------    --------  --------      --------  --------   --------
Net Asset Value, End of
 Period.....................  $ 22.74     $ 24.78    $  30.25  $  27.43      $  27.40  $  24.84   $  28.69
                              =======     =======    ========  ========      ========  ========   ========
Total Return................    (2.57%)    (11.75%)     18.09%     7.12%        18.98%    (6.57%)     2.22%
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $68,035     $79,936    $101,956  $103,780      $129,267  $134,066   $165,798
  Ratio of expenses to
   average net assets.......     1.06%/1/    1.02%       1.02%     1.02%/1/      0.99%     1.08%      0.99%
  Ratio of net investment
   income to average net
   assets...................     8.30%/1/    5.95%       5.48%     6.94%/1/      7.42%     7.71%      6.12%
  Portfolio turnover rate...    12.45%      18.89%      42.47%    69.19%        53.30%    39.50%     19.15%

--------
* Unaudited
/1/Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                          9 Months       Year        Year      9 Months        Year        Year     For the Period
                            Ended       Ended        Ended       Ended         Ended       Ended     04/12/93/1/
                          09/30/99*    12/31/98   12/31/97/3/ 12/31/96/3/   03/31/96/3/ 03/31/95/3/ to 03/31/94/3/
                          ---------    --------   ----------- -----------   ----------- ----------- --------------
Net Asset Value,
 Beginning of Period....   $ 20.11     $ 22.47      $ 16.79     $ 15.98       $ 12.94     $ 12.97      $ 12.50
                           -------     -------      -------     -------       -------     -------      -------
  Income from Investment
   Operations
  Net investment
   income...............     0.170       0.170        0.210       0.260         0.330       0.290        0.220
  Net gains (losses) on
   securities (both
   realized and
   unrealized)..........    (0.620)     (2.310)       6.800       1.740         3.040      (0.020)       0.450
                           -------     -------      -------     -------       -------     -------      -------
    Total from
     investment
     operations.........    (0.450)     (2.140)       7.010       2.000         3.370       0.270        0.670
                           -------     -------      -------     -------       -------     -------      -------
  Less Distributions
  Dividends (from net
   investment income)...       --       (0.180)      (0.200)     (0.270)       (0.330)     (0.300)      (0.200)
  Distributions (from
   capital gains).......       --       (0.040)      (1.130)     (0.920)          --          --           --
                           -------     -------      -------     -------       -------     -------      -------
    Total
     distributions......       --       (0.220)      (1.330)     (1.190)       (0.330)     (0.300)      (0.200)
                           -------     -------      -------     -------       -------     -------      -------
Net Asset Value, End of
 Period.................   $ 19.66     $ 20.11      $ 22.47     $ 16.79       $ 15.98     $ 12.94      $ 12.97
                           =======     =======      =======     =======       =======     =======      =======
Total Return............     (2.24%)     (9.58%)      42.37%      12.84%        26.18%       2.09%        5.51%/2/
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)....   $38,914     $42,789      $39,377     $21,691       $19,592     $14,058      $ 8,257
  Ratio of expenses to
   average net assets...      1.27%/2/    1.56%        1.62%       1.29%/2/      1.46%       2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...      1.12%/2/    0.80%        1.09%       2.03%/2/      2.28%       2.36%        1.85%/2/
  Portfolio turnover
   rate.................     35.79%      35.74%       26.27%      35.86%        33.50%      30.20%       28.60%/2/

--------
* Unaudited
/1/Commencement of operations
/2/Annualized
/3/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

Telephone Exchange

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

Dividends and Distributions

SGF pays semi-annual dividends from net investment income. SMDS pays monthly dividends from net investment income. SSCY pays annual dividends from net investment income. Distributions may be reinvested in additional shares of such Fund.

Automatic Investment Plan

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (See item 6 of the New Account Application attached to the back of the Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Share Price Information

The daily share price of the Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

Retirement Plans

Stratton Mutual Funds has Defined Contribution Plans, Individual Retirement Accounts and 403(b)(7) Retirement Plans available at no minimum investment.

-------------------------------------------------------------------------------

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds' Distributor:

c/o FIRST DATA DISTRIBUTORS, INC.
4400 Computer Drive,
Westborough, MA 01581
Telephone: 800-634-5726

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call or write the transfer agent and dividend paying agent:

FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-472-4266

Investment Portfolio Activities

Questions regarding any of the Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Additional Purchases ONLY to existing accounts should be mailed to a separate lock box unit:

c/o FIRST DATA INVESTOR SERVICES GROUP, INC.
P. O. Box 61767, King of Prussia, PA 19406-8767


      Distributed by First Data  Distributors, Inc., 4400 Computer Drive,
         Westborough, MA 01581--Date of first use November 1999. This report is to be preceded or accompanied by a prospectus.
               All indices are unmanaged groupings of stock that
                       are not available for investment.

DIRECTORS                       OFFICERS
Lynne M. Cannon                 James W. Stratton             James A. Beers
                                Chairman                      Vice President
John J. Lombard, Jr.
                                John A. Affleck               Joanne E. Kuzma
Douglas J. MacMaster, Jr.       President, Stratton Monthly   Vice President
                                Dividend REIT Shares
Henry A. Rentschler                                           Patricia L. Sloan
                                Gerard E. Heffernan           Secretary & Treasurer
Merritt N. Rhoad, Jr.           President
                                Stratton Growth Fund          Brigid E. Hummel
Richard W. Stevens                                            Assistant Secretary &
                                Frank H. Reichel, III         Treasurer
James W. Stratton               President,
                                Stratton Small-Cap Yield Fund


INVESTMENT ADVISOR

  Stratton Management Company
  Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

  First Data Investor Services Group, Inc.
  P.O. Box 61503, King of Prussia, PA 19406-0903
  Telephone: 610-239-4600, 800-472-4266

CUSTODIAN BANK

  The Bank of New York
  48 Wall Street, New York, NY 10286

Visit the Stratton Mutual Fund web site at http://www.strattonmgt.com


STRATTON
Mutual Funds
Stability.Strategy.Success                                   100% No Load
                                                                  Mutual Fund
                                                                  Council